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                                                                   EXHIBIT 10(O)

                                         [EXECUTIVE OFFICERS OF BANKING OR OTHER
                                           SUBSIDIARY OF SOUTHTRUST CORPORATION]

                              EMPLOYMENT AGREEMENT

         This Employment Agreement (the "Agreement") is made and entered into as of the 15th day of April, 1998, by and between SouthTrust Bank, N.A., (the "Affiliated Entity") a banking or other subsidiary of SOUTHTRUST CORPORATION, a Delaware corporation ("SouthTrust"), and _________________ (the "Employee"), and joined into by SouthTrust;

                              W I T N E S S E T H:

         WHEREAS, the Employee has served the Affiliated Entity in an executive capacity for a number of years;

         WHEREAS, SouthTrust and the Affiliated Entity desire to assure both themselves and the Employee of continuity of management in the event of any Change in Control of SouthTrust (as defined in Section 2 of this Agreement);

         WHEREAS, this Agreement, though executed as of the date first above written, will be effective only upon a Change in Control of SouthTrust (as defined in Section 2 of this Agreement);

         WHEREAS, in the event that the Employee and SouthTrust and/or the Affiliated Entity have earlier executed employment, or other agreements covering the subject of this Agreement, this Agreement shall supersede and replace such earlier agreements;

         NOW, THEREFORE, it is agreed by and between the parties as follows:

         1. This Agreement shall not be effective, and none of the terms and provisions of this Agreement shall be operative, unless and until there has been a Change in Control of SouthTrust (as defined in Section 2 of this Agreement). On the earliest date that a Change in Control of SouthTrust occurs, this Agreement and all provisions hereof shall become operative immediately (which date is hereinafter referred to as the "Effective Date of this Agreement").

         2. For purposes of this Agreement, a Change in Control of SouthTrust shall be deemed to have occurred if: (a) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act") as in effect as of the date of this Agreement), other than SouthTrust or any "person" who as of the date of this Agreement is a director or officer of SouthTrust or one of its subsidiaries or whose shares of Common Stock of SouthTrust are treated as "beneficially owned" (as such term is defined in Rule 13d-3 of the Exchange Act as in effect as of the date of this Agreement) by any such director or officer, is or becomes the beneficial owner, directly or indirectly, of securities of SouthTrust representing 20% or more of the combined voting power of SouthTrust's then outstanding securities; (b) individuals who, as of the date hereof, constitute the Board of Directors (the "Board") of SouthTrust (the

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"Incumbent Board") cease for any reason to constitute at least a majority of the
Board, provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election, was approved by a vote of at least a majority of the directors comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding for this purpose any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitations of proxies or consents by or on behalf of a person other than the Board; (c) the stockholders of SouthTrust approve a reorganization, merger or consolidation of SouthTrust, unless, following such reorganization, merger or consolidation, (i) more than 60% of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of the directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the outstanding Common Stock of SouthTrust and outstanding voting securities of SouthTrust immediately prior to such reorganization, merger or consolidation in substantially these same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the outstanding Common Stock of SouthTrust and the outstanding voting securities of SouthTrust, as the case may be, (ii) no person (excluding SouthTrust or any subsidiary, any employee benefit plan (or related trust) of SouthTrust or any such subsidiary or such corporation resulting from such reorganization, merger or consolidation and any person beneficially owning, immediately prior to any reorganization, merger or consolidation, directly or indirectly, 20% or more of the outstanding Common Stock of SouthTrust or outstanding voting securities of SouthTrust, as the case may be), beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors, and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or (d) the stockholders of SouthTrust approve (i) a complete liquidation or dissolution of SouthTrust or (ii) the sale or other disposition of all or substantially all of the assets of SouthTrust, other than to a corporation, with respect to which following such sale or other disposition, (A) more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the outstanding Common Stock of SouthTrust and the outstanding voting securities of SouthTrust immediately prior to such sale or other disposition in substantially the same proportions as their ownership, immediately prior to such sale or other disposition, of the outstanding Common Stock of SouthTrust and outstanding voting securities of SouthTrust, as the case may be, (B) no person (excluding SouthTrust or any subsidiary, any employee benefit plan (or related trust) of SouthTrust or any subsidiary or such corporation resulting from such reorganization, merger or consolidation, and any person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 20% or more of the outstanding Common Stock of SouthTrust or the outstanding voting


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securities of SouthTrust, as the case may be), beneficially owns, directly or indirectly, 20% or more, respectively, of the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors, and (C) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such sale or other disposition of assets of SouthTrust.

         3. The Affiliated Entity agrees, commencing on the Effective Date of this Agreement, to employ the Employee for the period specified in paragraph 10 of this Agreement (which period hereinafter shall be referred to as the "Period of this Agreement"). For any calendar year, or any portion thereof, during the Period of this Agreement, the Employee shall receive an annual base salary at least equal to the Employee's annual base salary as in effect as of the Effective Date of this Agreement, which annual base salary shall be subject to adjustment by the Board of Directors of the Affiliated Entity as of the end of any subsequent calendar year following the Effective Date of the Agreement (the "Annual Base Salary"). All such compensation shall be paid in appropriate installments to conform with the regular payroll payment dates of the Affiliated Entity.

         In addition to the Annual Base Salary, the Employee shall be awarded, for each calendar year ending during the Period of this Agreement, an annual bonus, in cash or its equivalent, at least equal to the highest bonus paid or payable by SouthTrust or the Affiliated Entity (annualized for any calendar year consisting of less than twelve (12) full months or with respect to which the Employee has been employed by the Affiliated Entity for less than twelve (12) full months), including any portion which the Employee has elected to defer, to the Employee by the Affiliated Entity, SouthTrust or any of their affiliates in respect of the three (3) calendar years immediately preceding the calendar year in which the Effective Date of this Agreement occurs (the "Recent High Bonus"). For purposes of the foregoing sentence, in determining the highest bonus paid or payable by SouthTrust or the Affiliated Entity, the following shall be taken into account in addition to any other bonus amounts paid:

         (i) amounts paid under the Senior Officer Performance Incentive Plan of SouthTrust Corporation;

         (ii) amounts paid pursuant to the Performance Incentive Plan of SouthTrust Corporation and its subsidiaries;

         (iii)    amounts paid pursuant to individual incentive plans;

         (iv)     amounts paid pursuant to Cash Profit Sharing;

         (v) cash and the fair market value of any stock, other than stock received upon exercise of a stock option, distributed pursuant to the SouthTrust Corporation Long Term Incentive Plan;


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         (vi)     ad hoc or discretionary bonuses.

Each such annual bonus shall be paid no later than two and one-half (2 1/2) months following the end of the calendar year for which the annual bonus is awarded (or at the end of such period as may be required by any plan of the Company pursuant to which such bonus is to be paid), unless the Employee shall elect to defer the receipt of such annual bonus.

         4. During the Period of this Agreement, the Employee shall serve the Affiliated Entity in a capacity which is commensurate with the capacity in which such Employee is serving the Affiliated Entity immediately preceding the Effective Date of this Agreement, and shall perform executive functions for the Affiliated Entity which are commensurate in responsibility, importance and scope as the executive functions such Employee is performing for the Affiliated Entity immediately preceding the Effective Date of this Agreement. During the Period of this Agreement, employee benefits commensurate with those provided Employee immediately prior to the Effective Date of this Agreement will continue to be provided to the Employee, and if SouthTrust or the Affiliated Entity, subsequent to the Effective Date of this Agreement, increases the employee benefits provided to its employees, the Employee shall be entitled to substantially the same employee benefits provided to employees of SouthTrust or the Affiliated Entity occupying comparable positions to that occupied by the Employee. The Employee shall be furnished, during the Period of this Agreement, office space in the facility at which the Affiliated Entity's principal executive offices in Birmingham, Alabama (or offices in those facilities at which the Employee maintains his or her principal office as of the Effective Date of this Agreement), which office space shall be at least equal in size and other amenities to the office space occupied by the Employee immediately preceding the Effective Date of this Agreement. The Employee will be furnished during the Period of this Agreement with secretarial and office support commensurate with the support furnished such Employee immediately preceding the Effective Date of this Agreement.

         5. If this Agreement is terminated without Cause (as defined in Section 7 of this Agreement), SouthTrust or the Affiliated Entity will, without charge to the Employee, permit the Employee to retain any automobile owned by the Affiliated Entity which the Employee is using at that time, and SouthTrust or the Affiliated Entity agrees to execute a bill of sale, or such other instrument and documentation as may be necessary, vesting title to such automobile in the Employee. If this Agreement is terminated without Cause, SouthTrust or the Affiliated Entity also agrees, notwithstanding such termination and for the Period of this Agreement then remaining, to pay, on behalf of the Employee, such allowances for country clubs, social clubs, civic organizations and similar organizations as the Affiliated Entity, immediately prior to such termination, shall have paid on behalf of such Employee.

         6. During the Period of this Agreement, if, by reason of illness (whether physical or mental) or accident, the Employee becomes disabled to the extent that such Employee is unable to perform the services required of such Employee under this Agreement for a period of six (6) consecutive months, or if the Employee should die, this Agreement shall be terminated, and neither the Employee, the Employee's estate nor any other person claiming through the Employee shall have any further or additional claim against the Affiliated Entity under this Agreement; provided, however, that this paragraph does not affect any right that the Employee has to receive benefits


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and other payments pursuant to any salary continuation or other benefit plan maintained by SouthTrust or any Affiliated Entity.

         7. Notwithstanding any other provision of this Agreement, the Employee may, at any time during the Period of this Agreement, be discharged by the Board of Directors of the Affiliated Entity for Cause, and in such event, this Agreement and all of the rights and obligations of the parties hereto shall terminate.

         For purposes of this Agreement, the Affiliated Entity shall have Cause to discharge the Employee and terminate this Agreement if such discharge and termination shall have been the result of an act or acts of dishonesty by the Employee constituting a felony and resulting or intending to result, directly or indirectly, in gain to or personal enrichment of the Employee at the Affiliated Entity's expense.

         Notwithstanding the foregoing, the Affiliated Entity shall not be deemed to have Cause to discharge the Employee and terminate this Agreement unless the Affiliated Entity shall have delivered to the Employee a notice of termination, and after reasonable notice to the Employee and an opportunity for the Employee, together with his or her counsel, to be heard before the Board of Directors of the Affiliated Entity, such Board, by resolution of a majority of the directors of the Affiliated Entity then in office, shall find that, in the good faith opinion of such directors, the Employee was guilty of conduct giving rise to discharge and termination for Cause and specifying the particulars thereof in detail.

         The Employee in no event shall be deemed to have been discharged by the Board of Directors of the Affiliated Entity for Cause, and this Agreement in no event shall be deemed to have been terminated for Cause, if such discharge and termination occurred or took place

         (a) as the result of bad judgment or negligence on the part of the Employee; or

         (b) as a result of an act or omission without intent of gaining therefrom directly or indirectly a profit to which the Employee was not legally entitled; or

         (c) because of an act or omission believed by the Employee in good faith to have been in or not opposed to the interests of the Affiliated Entity; or

         (d) for any act or omission in respect of which a determination could properly be made that the Employee met the applicable standard of conduct prescribed for indemnification or reimbursement or payment of expenses under the Restated Certificate of Incorporation and/or Bylaws of SouthTrust or the Affiliated Entity or under the laws of the State of Delaware or the state of incorporation of the Affiliated Entity or under the directors' and officers' liability insurance of SouthTrust or the Affiliated Entity, in each case as in effect at the time of such act or omission; or


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         (e)      as the result of an act or omission which occurred more than twelve (12) calendar months prior to the Employee's having been given notice of discharge and termination of this Agreement for such act or omission, unless the commission of such act or such omission could not at the time of such commission or omission have been known to a member of the Board of Directors of the Affiliated Entity (other than the Employee if he is then a member of the Board of the Affiliated Entity), and in the latter case, more than twelve (12) calendar months from the date that the commission of such act or such omission was or could reasonably have been so known; or

         (f) as the result of a continuing course of action which commenced and was or could reasonably have been known to a member of the Board of Directors of the Affiliated Entity (other than the Employee if he is then a member of the Board of the Affiliated Entity) more than twelve (12) calendar months prior to notice having been given to the Employee of discharge and termination of this Agreement.

         8.       (a)      In the event that the Affiliated Entity shall cease
to employ the Employee hereunder at any time during the Period of this Agreement for any reason other than for Cause or the death or disability (within the meaning of paragraph 6 of this Agreement) of the Employee, the Employee, in lieu of the compensation contemplated by paragraph 3 hereof for the Period of this Agreement, shall be entitled to receive and the Affiliated Entity shall pay the Employee, for a period of three (3) years following such cessation of employment, payments at the annual rate of pay equal to (i) the Employee's Annual Base Salary as in effect as of the date of such cessation of employment and (ii) the higher of (a) the Recent High Bonus and (b) the annual bonus that would have been paid to the Employee by SouthTrust or the Affiliated Entity for the calendar year in which such cessation of employment occurs if SouthTrust's or the Affiliate Entity's performance (or such other criterion on which such annual bonus is based) during the remainder of such calendar year were to be annualized, which payments shall be paid in thirty-six (36) equal installments, payable on the first day of each month after such cessation of employment. In addition, in the event of such cessation of employment, the Employee shall be entitled to all benefits of paragraph 5 of this Agreement. The Employee shall not be required to seek other employment in order to mitigate his damages under this Agreement, and neither SouthTrust nor the Affiliated Entity shall be entitled to set off against the amounts required to be paid to Employee pursuant to this paragraph 8 any amount earned by the Employee in other employment after the Employee has ceased to be employed by the Affiliated Entity within the meaning of this paragraph 8 or any amount which might have been earned by the Employee in other employment had he sought such other employment.

         (b) In the event that the Affiliated Entity shall cease to employ the Employee hereunder as any time after expiration of the Period of this Agreement at any time after the expiration of the Period of this Agreement for any reason other than for Cause or the death or the disability (within the meaning of paragraph 6 of this Agreement) of the Employee, the Employee shall, absent an agreement to the contrary between the Employer and the Affiliated Entity, be entitled to receive such severance benefits, if any, as may be available under the severance policy or plan, if any, of the Affiliated Entity applicable to similarly situated employees.


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         9.       (a)      Notwithstanding anything to the contrary herein, in
the event it shall be determined that any payment or distribution by SouthTrust or the Affiliated Entity to or for the benefit of the Employee, whether paid or payable or distributed or distributable by the Affiliated Entity or SouthTrust pursuant to the terms of this Agreement or otherwise (a "Payment"), would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code"), or any interest or penalties with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Employee shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Employee of all taxes (including any interest or penalties imposed with respect to such taxes), including any Excise Tax, imposed upon the Gross-Up Payment, the Employee retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

                  (b) Subject to the provisions of paragraph 9(c), all determinations required to be made under this paragraph 9, including whether a Gross-Up Payment is required and the amount of such Gross-Up Payment, shall be made by a firm of certified public accountants mutually acceptable to SouthTrust and the Affiliated Entity and the Employee (the "Accounting Firm") which shall provide details supporting calculations both to the Affiliated Entity and the Employee within fifteen (15) business days after termination of the Employee's employment or at such earlier time as may be requested by the Affiliated Entity. If the Accounting Firm determines that no Excise Tax is payable by the Employee, it shall furnish the Employee with an opinion that the Employee has substantial authority not to report any Excise Tax on his federal income tax return. Any determination by the Accounting Firm shall be binding upon SouthTrust and the Affiliated Entity and the Employee. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Affiliated Entity should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that SouthTrust and the Affiliated Entity exhaust their remedies pursuant to paragraph 9(c) and the Employee thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by SouthTrust or the Affiliated Entity to or for the benefit of the Employee.

                  (c) The Employee shall notify SouthTrust and the Affiliated Entity in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by SouthTrust and/or the Affiliated Entity of the Gross-Up Payment. Such notification shall be given as soon as practicable but no later than ten (10) business days after the Employee knows of such claim and shall apprise SouthTrust and the Affiliated Entity of the nature of such claim and the date on which such claim is requested to be paid. The Employee shall not pay such claim prior to the expiration of the thirty (30) day period following the date on which he gives such notice to SouthTrust and the Affiliated Entity (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If SouthTrust or the Affiliated Entity notifies the Employee in writing prior to the expiration of such period that it desires to contest such claim, the Employee shall:


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                           (i)      give SouthTrust and the Affiliated Entity
         any information reasonably requested by SouthTrust and the Affiliated Entity relating to such claim,

                           (ii)     take such action in connection with
         contesting such claim as SouthTrust and the Affiliated Entity shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by SouthTrust and the Affiliated Entity,

                           (iii) cooperate with SouthTrust and the Affiliated Entity in good faith in order effectively to contest such claim, and

                           (iv) permit SouthTrust and the Affiliated Entity to participate in any proceedings relating to such claim;


provided, however, that SouthTrust and the Affiliated Entity shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold the Employee harmless, on an after-tax basis, for any Excise Tax or income tax, including interest and penalties with respect thereto, imposed as the result of such representation and payment of costs and expenses. Without limitation of the foregoing provisions of this paragraph 9(c), SouthTrust and the Affiliated Entity shall control all proceedings taken in connection with such contest and, in its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, in its sole option, either direct the Employee to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Employee agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction, and in any one or more appellate courts, as SouthTrust and the Affiliated Entity shall determine; provided, however, that if SouthTrust and the Affiliated Entity direct the Employee to pay such claim and sue for a refund, SouthTrust and the Affiliated Entity shall advance the amount of such payment to the Employee, on an interest free basis, and shall indemnify and hold the Employee harmless, on an after-tax basis, from any Excise Tax or income tax, including interest or penalties with respect thereto, imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Employee with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, SouthTrust's and the Affiliated Entity's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Employee shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

                  (d) If, after the receipt by the Employee of an amount advanced by SouthTrust and the Affiliated Entity pursuant to paragraph 9(c), the Employee becomes entitled to receive any refund with respect to such claim, the Employee shall (subject to SouthTrust's and


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

the Affiliated Entity's compliance with the requirements of paragraph 9(c)), promptly pay to the Affiliated Entity the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Employee of an amount advanced by SouthTrust and the Affiliated Entity pursuant to paragraph 9(c), a determination is made that the Employee shall not be entitled to any refund with respect to such claim and SouthTrust and the Affiliated Entity do not notify the Employee in writing of their intent to contest such denial or refund prior to the expiration of thirty
(30) days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

         10. The Period of this Agreement, and the period of the Employee's employment hereunder, shall be the period commencing on the Effective Date of this Agreement and expiring on the last day of the thirty-sixth calendar month after the Effective Date of this Agreement.

         11. The Affiliated Entity or, if it fails to do so, SouthTrust agrees to pay promptly, as incurred, and to the full extent permitted by law, all legal fees and expenses which the Employee may reasonably incur as a result of any contest (regardless of the outcome thereof) by the Affiliated Entity, the Employee or others of the validity or enforceability of, or liability under, any provision of this Agreement or any guarantee or performance thereof (including as a result of any contest by the Employee about the amount of any payment pursuant to this Agreement), plus in each case interest on any delayed payment at the applicable Federal rate provided for in Section 7872(f)(2)(A) of the Code.

         12. If any term, provision, covenant or restriction contained in this Agreement is held by any court of competent jurisdiction or other competent authority to be invalid, void or unenforceable or against public or regulatory policy, it is the intention of SouthTrust and the Affiliated Entity and the Employee that such provision shall be appropriately altered by such court or other authority to render such provision valid and enforceable to the fullest extent possible, and, in any event, that the remainder of the terms, provisions, covenants, and restrictions contained in this Agreement shall remain in force and effect and shall be in no way affected or invalidated by the invalidity or unenforceability of any other term, provision, amendment or restriction.

         13. This entire Agreement between SouthTrust and the Affiliated Entity and the Employee with respect to the subject matter contemplated in this Agreement supersedes all prior arrangements understandings with respect thereto, whether written or oral.

         14. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, and as to SouthTrust and the Affiliated Entity, this Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of SouthTrust and the Affiliated Entity, including any successor or assign of SouthTrust or the Affiliated Entity resulting from any merger, consolidation or reorganization of SouthTrust or the Affiliated Entity, any sale of assets of SouthTrust or the Affiliated Entity or any other business combination involving SouthTrust or the Affiliated Entity, and as to the Employee, this Agreement, unless otherwise specified to the contrary, shall be binding upon and shall inure to the benefit of the Employee's heirs, executors, administrators and personal representatives.


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

         15. This Agreement shall be governed by and construed in accordance with the laws of the State of Alabama, except to the extent that the laws of the United States or the corporate laws of the Affiliated Entity's state of incorporation may be applicable to this Agreement.

         IN WITNESS WHEREOF, SouthTrust and the Affiliated Entity have hereunto caused their signatures and seals to be affixed to this Agreement and the Employee has hereunto set his hand and seal, on the date and year set forth above.



                                       SouthTrust Bank, N.A.



                                       By /s/ Charles Whitfield
                                         ---------------------------------------
                                         Its SVP



ATTEST:



/s/ Frances L. Sanders
-------------------------------
          Secretary



                                       SOUTHTRUST CORPORATION



                                       By /s/ Charles Whitfield
                                         ---------------------------------------
                                         Its SVP



ATTEST:

/s/ A.D. Barnard
-------------------------------
          Secretary


                                       /s/
                                       -----------------------------------(L.S.)
                                                       Employee



WITNESS:



/s/ Carol A. Williams
-------------------------------


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